UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2013

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(888) 503-5753

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers

On August 1, 2013, Tompkins Financial Corporation (the “Company”) announced that James J. Byrnes, the Chairman of the Company’s Board of Directors, will be stepping down as Chairman of the Board upon the completion of his term at the Company’s next Annual Meeting of Shareholders.  From now until he completes his term, Mr. Byrnes will continue to serve as Chairman.   Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release pertaining to Mr. Byrnes’ transition and the identification of the next Chairman of the Board, Dr. Thomas R. Rochon.

Item 9.01   Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Tompkins Financial Corporation dated August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: August 5, 2013	By:	/s/ Stephen S. Romaine
	Name:	Stephen S. Romaine
	Title:	President and CEO

 INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Tompkins Financial Corporation dated August 1, 2013